Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report on Form 10-Q of Finance of America Companies Inc. (as successor registrant to Replay Acquisition LLC) (the “Company”) for the quarterly period ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patricia Cook, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 28, 2021	/s/ Patricia Cook
Patricia Cook
Chief Executive Officer
(Principal Executive Officer)